Exhibit 99.1

OCEAN CAPITAL ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENT

Page

Report of Independent Registered Public Accounting Firm (PCAOB No: 6781)	F-2
Balance Sheet as of June 10, 2026	F-3
Notes to Financial Statement	F-4 – F-18

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Ocean Capital Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Ocean Capital Acquisition Corporation (the “Company”) as of June 10, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of June 10, 2026, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has 12 months from the closing of the Initial Public Offering to consummate its initial business combination, which may be extended up to 36 months with shareholder approval. If the Company does not complete a business combination within 12 months from the consummation of the Initial Public Offering (or such period that may be extended), the Company will cease all operations, redeem its public shares, and liquidate and dissolve. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ YCM CPA INC.

We have served as the Company’s auditor since 2024.

Irvine, California

June 16, 2026

PCAOB ID 6781

F-2

OCEAN CAPITAL ACQUISITION CORPORATION

BALANCE SHEET

(Currency expressed in United States Dollars (“US$”), except for number of shares)

As of June 10, 2026
Assets
Current assets:
Cash and cash equivalents	$317,225
Prepaid expenses	3,325
Total current assets	320,550
Non current assets:
Cash held in trust account	115,000,007
TOTAL ASSETS	$115,320,557

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accrued expenses	$143,737
Non current liabilities:
Deferred underwriting commissions	4,025,000
TOTAL LIABILITIES	$4,168,737

Commitments and contingencies (Note 7)

Common shares subject to possible redemption, $0.0001 par value; 11,500,000 shares issued and outstanding, at approximately $10.00 per share redemption value	115,000,000

Shareholders’ deficit
Common shares, $0.0001 par value; 500,000,000 shares authorized; 4,153,333 non-redeemable shares issued and outstanding	415
Accumulated deficit	(3,848,595)
TOTAL SHAREHOLDERS’ DEFICIT	(3,848,180)
TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT	$115,320,557

The accompanying notes are an integral part of the financial statement.

F-3

OCEAN CAPITAL ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 - DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Ocean Capital Acquisition Corporation (the “Company”) is a blank check company incorporated on August 20, 2021, under the laws of the British Virgin Islands for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (the “Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination.

The Company is an early-stage company and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage companies and emerging growth companies. The Company has selected June 30 as its fiscal year end.

The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering (as defined below).

The registration statement for the Company’s Initial Public Offering (“Initial Public Offering”) was declared effective on June 8, 2026. On June 10, 2026, the Company consummated the Initial Public Offering of 11,500,000 units (the “Public Units”), which includes 1,500,000 Public Units upon the full exercise by the underwriter of its over-allotment option, at $10.00 per Public Unit, generating gross proceeds of $115,000,000 to the Company. Each Unit consists of one common share, one right (“Public Right”) and one warrant (the “Public Warrant”). Each whole Public Right will entitle the holder to receive one common share upon consummation of initial business combination. Each Public Warrant will entitle the holder to purchase one common share at an exercise price of $11.50 per share, subject to adjustment as provided in the warrant agreement.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 150,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to SB Capital Holding Corporation (the “Sponsor”), generating gross proceeds of $1,500,000 to the Company. Each Private Placement Unit consists of one common share, one right (“Private Placement Right”) and one warrant (the “Private Placement Warrant”). Each Private Placement Right will entitle the holder to receive one common share upon consummation of the initial business combination. Each Private Placement Warrant will entitle the holder to purchase one common share at an exercise price of $11.50 per share, subject to adjustment as provided in the warrant agreement.

Transaction costs amounted to approximately $6.3 million, consisting of approximately $1.9 million of underwriting commissions and common shares issued to the underwriter, approximately $4.0 million of deferred underwriting commissions and approximately $0.4 million of other offering costs.

F-4

NOTE 1 - DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (Continued)

Following the closing of the Initial Public Offering, the aggregate amount of $115,000,000 ($10.00 per Public Unit) was held in a trust account (“Trust Account”) established for the benefit of the Company’s public shareholders and maintained by Odyssey Transfer and Trust Company, acting as trustee. Funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

Pursuant to the New York Stock Exchange (“NYSE”) listing rules, the Company’s initial business combination must be with one or more target businesses that together have an aggregate fair market value of at least 80% of the balance in the Trust Account (excluding any taxes payable on the income earned on the Trust Account) at the time the Company signs a definitive agreement for such Business Combination, which may involve the simultaneous acquisition of more than one target business. The fair market value of the target business or businesses will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and/or book value. The board of directors will have broad discretion in choosing the standards used to establish the fair market value of any prospective target business. The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the Trust Account balance. The Company will not be required to comply with the 80% fair market value requirement if its securities are delisted from the NYSE.

There can be no assurance that the Company will be able to successfully consummate a Business Combination. The Company will provide its public shareholders with the opportunity to redeem all or a portion of their common shares sold in the Initial Public Offering (“Public Shares”) upon the completion of a Business Combination, either (i) in connection with a meeting of shareholders called to approve such Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company in its sole discretion. Public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account (initially $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to redeeming shareholders will not be reduced by the deferred underwriting commissions payable to the underwriters.

The Public Shares that are subject to possible redemption are recorded at their redemption value and classified as temporary equity in the Company’s balance sheet upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

F-5

NOTE 1 - DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (Continued)

If the Company seeks shareholder approval, the Company will proceed with a Business Combination if a majority of the outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required and the Company does not elect to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”) and will file tender offer documents with the SEC, containing substantially the same information as would be included in a proxy statement, prior to completing a Business Combination.

The Company’s initial shareholders (the “Initial Shareholders”) have agreed (a) to vote their founder shares, the common shares included in the private placement units (the “Private Placement Shares”) and any common shares sold in the Initial Public Offering that they may acquire during or after the Initial Public Offering in favor of a Business Combination; (b) not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would stop the public shareholders from redeeming their Public Shares in connection with a Business Combination or that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period (as defined below), unless the Company provides public shareholders with the opportunity to redeem their Public Shares for cash from the Trust Account in connection with any such vote; (c) not to redeem any founder shares or Private Placement Shares, or any Public Shares they may acquire during or after the Initial Public Offering, for cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or sell any such shares to the Company in a tender offer in connection with a Business Combination) or in connection with a vote to amend the provisions of the Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights or pre-Business Combination activity; and (d) that the founder shares and Private Placement Shares will not participate in any liquidating distributions from the Trust Account upon winding up if a Business Combination is not consummated. However, the Initial Shareholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold (including any Public Shares purchased during or after the Initial Public Offering) if the Company fails to complete a Business Combination.

If the Company anticipates that it may not be able to consummate a Business Combination within twelve months from the closing of the Initial Public Offering, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination on a month-by-month basis (for a total of up to thirty-six months from the closing of the Initial Public Offering to complete a Business Combination) (the “Combination Period”).

F-6

NOTE 1 - DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (Continued)

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (net of taxes payable), which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, in each case subject to the Company’s obligations under British Virgin Islands law (or such other applicable law) to provide for claims of creditors and the requirements of other applicable law. The underwriters of the Initial Public Offering have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In such event, it is possible that the per-share value of the assets remaining available for distribution will be less than $10.00.

The Company’s Sponsor has agreed that it will be liable to the Company if, and to the extent that, any claims by a vendor for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per Public Share, except as to (i) any claims by a third party who has executed a waiver of any and all rights to seek access to the Trust Account and (ii) any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that any such waiver is deemed unenforceable against a third party, the Sponsor will not be responsible for such third-party claims to the extent of any liability arising therefrom. The Company seeks to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern Consideration

As of June 10, 2026, the Company had $0.3 million in its bank account and a working capital of $0.2 million. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. Before the Initial Public Offering, the Company’s liquidity needs were satisfied through the Promissory Note (see Note 5), the Company may borrow up to $600,000 to cover the offering costs in connection with the Initial Public Offering. Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement held outside of the Trust Account.

F-7

NOTE 1 - DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (Continued)

The Company has 12 months from the closing of the Initial Public Offering to consummate its initial business combination, which may be extended up to 36 months with shareholder approval (with no limit on the number of extensions). If the Company does not complete a Business Combination within 12 months from the consummation of the Initial Public Offering (or such period that may be extended), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Company’s outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not necessary to pay taxes, and less interest to pay dissolution expenses up to $100,000, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve. If the Company determines not to extend, or fails to obtain shareholder approval to extend, the time period to consummate its initial business combination, and such period expires, the sponsor’s investment in the insider shares and private placement units will be worthless. In the event of dissolution and liquidation, the rights (and warrants) will expire and will be worthless.

In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unsuccessful in consummating an initial business combination within the prescribed period of time from the closing of the Initial Public Offering, the requirement that the Company cease all operations, redeem the public shares and thereafter liquidate and dissolve raises substantial doubt about the ability to continue as a going concern. The financial statement do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the Company’s assessment of its ability to continue as a going concern, management considered the Company’s liquidity position and its projected cash needs, as well as the availability of financing under the Company’s Promissory Note. Management believes that the Company has funds that are sufficient to fund the working capital needs through the earlier of the consummation of a Business Combination or one year from this filing. The accompanying financial statement have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.

F-8

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statement is presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

In preparing of financial statement in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results may differ from these estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $317,225 in cash and cash equivalents as of June 10, 2026.

F-9

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash held in trust account

As of June 10, 2026, the Company had $115,000,007 in cash held in the Trust Account.

Offering costs

Offering costs consisted of underwriting, legal and other expenses incurred through the balance sheet date that were directly related to the Initial Public Offering. Offering costs associated with Public Shares were charged against the carrying value of the Public Shares upon the completion of the Initial Public Offering.

Common shares subject to possible redemption

The Company accounts for its common shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” common shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable common shares (including common shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common shares are classified as shareholders’ equity. The Company’s common shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of June 10, 2026, 11,500,000 common shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Rights

The Company accounted for the Public Rights and Private Placement Rights (see Note 3 and 4) issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the Rights under equity treatment at their fair values.

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are classified as liabilities, the derivative instrument is initially recognized at fair value with subsequent changes in fair value recognized in the statements of operations for each reporting period. The classification of derivative instruments, including whether such instruments should be classified as liabilities or as equity, is evaluated at the end of each reporting period.

The Company accounted for the 11,650,000 warrants issued in connection with the Initial Public Offering (including 11,500,000 Public Warrants and 150,000 Private Placement Warrants) in accordance with the guidance contained in ASC 815-40. Such guidance provides that the warrants described above were not precluded from equity classification. Equity-classified contracts were initially measured at fair value (or allocated value). Subsequent changes in fair value will not be recognized as long as the contracts continue to be classified in equity.

F-10

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the condensed financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the condensed financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of June 10, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is considered to be a British Virgin Islands business company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States. As such, the Company’s tax provision was nil for the period presented.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. As of June 10, 2026 the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instrument under Financial Accounting Standards Board’s (“FASB”) ASC 820, “Fair Value Measurements” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

F-11

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

As of June 10, 2026, the Company did not have any assets or liabilities that were measured at fair value on a recurring basis.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 – INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 11,500,000 Public Units, which includes 1,500,000 Public Units upon the full exercise by the underwriter of its over-allotment option, at a purchase price of $10.00 per Public Unit. Each Unit consists of one common share, one Public Right and one Public Warrant. Each whole Public Right will entitle the holder to receive one common share upon consummation of initial business combination. Each Public Warrant will entitle the holder to purchase one common share at an exercise price of $11.50 per share, subject to adjustment as provided in the warrant agreement.

All of the 11,500,000 public shares sold as part of the Public Units in the Initial Public Offering contain a redemption feature which allows for the redemption of such public shares if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association, or in connection with the Company’s liquidation. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common shares subject to redemption to be classified outside of permanent equity.

F-12

NOTE 3 – INITIAL PUBLIC OFFERING (Continued)

The Company’s redeemable common shares are subject to SEC and its staff’s guidance on redeemable equity instruments, which have been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

On June 10, 2026 common shares reflected on the balance sheet were reconciled in the following table:

Gross Proceeds	$115,000,000

Less:
Proceeds allocated to public warrants	(18,964,715)
Proceeds allocated to public rights	(1,211,710)
Redeemable common shares issuance costs	(5,168,263)

Plus:
Accretion of carrying value to redemption value	25,344,688
$115,000,000

NOTE 4 – PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company consummated a private placement of 150,000 Private Placement Units, at a price of $10.00 per Private Placement Unit, for aggregate gross proceeds of $1,500,000.

Each Private Placement Unit consists of one common share, one Private Placement Right and one Private Placement Warrant. Each Private Placement Right will entitle the holder to receive one common share upon consummation of the initial business combination. Each Private Placement Warrant will entitle the holder to purchase one common share at an exercise price of $11.50 per share, subject to adjustment as provided in the warrant agreement. The Private Placement Warrants become exercisable on the later of (i) the consummation of the Company’s initial business combination and (ii) 12 months from the closing of the Initial Public Offering, and expire five years after the consummation of the initial business combination, or earlier upon redemption or liquidation, in each case as set forth in the warrant agreement. If the Company does not consummate an initial business combination and liquidates, the Private Placement Warrants will expire unexercised and will have no value.

F-13

NOTE 5 –RELATED PARTY TRANSACTIONS

Founder shares

In August 2021, the Company issued 1,000,000 insider shares to the Sponsor. In March 2022, the Company issued an additional 725,000 shares to the Sponsor. In December 2025, the Company issued an additional 575,000 shares to the Sponsor. In February 2026, the Company issued an additional 1,533,333 shares to the Sponsor, resulting in an aggregate of 3,833,333 shares with a purchase price of $25,000. The Sponsor agreed to forfeit up to 500,000 founder shares to the extent that the over-allotment option is not exercised in full by the underwriters, so that the Sponsor would represent 25% of the Company’s issued and outstanding shares after the Initial Public Offering.

Additionally, our initial shareholders have agreed not to transfer, assign or sell any of the insider shares (except to certain permitted transferees) and for a period that is the earlier of (A) 180 days after the date of the Business Combination or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after an initial Business Combination that results in all of the Company’s public shareholders having the right to exchange their common shares for cash, securities or other property, (the “Lock-Up Period”) and shall not, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

On June 10, 2026 since the underwriter exercised the over-allotment in full, no founder shares were forfeited.

Private Placement

The Company consummated the sale of 150,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating gross proceeds of $1,500,000 to the Company (See Note 4).

Promissory Note – Related Party

On March 31, 2022, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $600,000. The Promissory Note is non-interest bearing and payable promptly the earlier of (i) December 31, 2024 and (ii) the date on which the Company consummates an initial public offering of its securities or the date on which the Company determines not to conduct an initial public offering of its securities.

On August 19, 2024, the Company and the Sponsor amended and restated the Promissory note, the principal amount reduced to $300,000.

F-14

NOTE 5 –RELATED PARTY TRANSACTIONS (Continued)

Promissory Note – Related Party (continued)

On January 1, 2025, the Company and the Sponsor or SB Capital Holding Corporation (the “Assignor”) in interest executed a new Promissory Note to completely amend and replace that certain Promissory Note dated as of August 19, 2024. The new Promissory Note with principal amount up to $600,000 is non-interest bearing and extends the maturity to the earlier of (i) December 31, 2025 and (ii) the date on which the Company consummates an initial public offering of its securities or the date on which the Company determines not to conduct an initial public offering of its securities. The Company consents to the assignment and agrees to pay Assignor directly. Assignor retains obligations under the note unless modified with Assignee’s consent.

On January 1, 2026, the Company and the Sponsor or its registered executed a written amendment agreement to further amend the new Promissory Note that took effect on January 1, 2025. This amendment extends the maturity date of the new Promissory Note to the earlier of (i) December 31, 2026, or (ii) the date on which the Company consummates an initial public offering of its securities or the date on which the Company determines not to conduct an initial public offering of its securities. All other terms and conditions of the Promissory Note remain unchanged and in full force and effect.

Prior to the consummation of the Company’s initial public offering (the “Initial Public Offering”), the Company borrowed approximately $0.6 million under a promissory note arrangement to fund costs incurred in connection with the Initial Public Offering. Upon the closing of the Initial Public Offering, the Sponsor repaid the amounts outstanding using the proceeds from the private placement. As of June 10, 2026, there were no amounts outstanding under the Promissory Note.

Administrative Services Arrangement

The Sponsor agreed that, commencing from the date that the Company’s securities were first listed on NYSE through the earlier of the Company’s consummation of a Business Combination and its liquidation, to make available to the Company certain general and administrative services, including office space, administrative and support services, as the Company may require from time to time. The Company has agreed to pay the Sponsor $10,000 per month for these services.

NOTE 6 – REDEEMABLE COMMON SHARES AND SHAREHOLDERS’ DEFICIT

Common shares

The Company is authorized to issue 500,000,000 common shares with a par value of $0.0001. Holders of the Company’s common shares are entitled to one vote for each share.

As of June 10, 2026 there were 4,153,333 non-redeemable common shares issued and outstanding, and 11,500,000 common shares subject to possible redemption which were classified outside of permanent equity on the balance sheet.

F-15

NOTE 6 – REDEEMABLE COMMON SHARES AND SHAREHOLDERS’ DEFICIT (Continued)

Rights

Each holder of a right is entitled to receive one common share upon consummation of the Company’s initial Business Combination, even if the holder of such right redeemed all shares held by it in connection with the Business Combination. No additional consideration is required to be paid by a holder of rights in order to receive the common shares underlying such rights upon consummation of a Business Combination, as the consideration therefore was included in the purchase price paid by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company is not the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per-share consideration received by holders of common shares in the transaction on an as-converted basis, and each holder of a right will be required to affirmatively convert its rights in order to receive the underlying common shares without payment of additional consideration. The common shares issuable upon conversion of the rights are freely tradable, except to the extent held by affiliates of the Company. If the Company does not consummate an initial business combination and liquidates, the rights will expire without value.

As of June 10, 2026, the Company had 11,500,000 Public Rights and 150,000 Private Placement Rights outstanding.

Warrants

In connection with the initial public offering, the Company issued public warrants and private placement warrants. Each warrant entitles the holder to purchase one common share at an exercise price of $11.50 per share, subject to adjustment. The warrants become exercisable on the later of the completion of the initial business combination and 12 months after the closing of the initial public offering, and will expire five years after the completion of the initial business combination, or earlier upon redemption or liquidation. If the Company does not complete an initial business combination within the required period, the warrants will expire worthless.

The public warrants and private placement warrants will become exercisable on the later of (a) the completion of a Business Combination and (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the common shares issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act). The Company agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use its best efforts to file with the SEC a registration statement covering the common shares issuable upon exercise of the warrants and to maintain a current prospectus relating to those common shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the common shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” pursuant to an available exemption from registration under the Securities Act. If no such exemption is available, holders will not be able to exercise their warrants on a cashless basis.

F-16

NOTE 6 – REDEEMABLE COMMON SHARES AND SHAREHOLDERS’ DEFICIT (Continued)

Warrants (Continued)

The public warrants and private placement warrants have an exercise price of $11.50 per share, subject to adjustments, and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the Market Value is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

As of June 10, 2026, the Company had 11,500,000 Public Warrants and 150,000 Private Placement Warrants outstanding. Public Warrants and Private Placement Warrants may only be exercised for a whole number of shares. No fractional Public Warrants and Private Placement Warrants will be issued upon separation of the Units and only whole Public Warrants and Private Placement Warrants will trade.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares and the Private Placement Shares, the Private Placement Warrants and the Private Placement Rights are entitled to registration rights pursuant to a registration rights agreement signed prior to or on the effective date of the Initial Public Offering, requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short-form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company bears the expenses incurred in connection with the filing of any such registration statements.

F-17

NOTE 7 – COMMITMENTS AND CONTINGENCIES (Continued)

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the recent escalation of conflict in the Middle East. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of the conflict in the Middle East and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian-Ukrainian conflict, the escalation of the conflict in the Middle East and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 1,500,000 additional Public Units to cover over-allotments. As of June 10, 2026, the underwriters fully exercised such over-allotment option.

The underwriters were entitled to an underwriting discount of $517,500 and 170,000 common shares, which were payable upon the closing of the Initial Public Offering. On June 10, 2026, the Company issued 170,000 common shares of $0.0001 par value each and paid an underwriting discount of $517,500 to underwriter at the closing of the Initial Public Offering as part of representative compensation. Fair value of the shares issued to underwriters was approximately $1.4 million as of June 10, 2026.

The underwriters are entitled to a cash underwriting discount of $4,025,000 (3.5% of the gross proceeds of the remaining in the trust account at the closing of the business combination), which will be deferred and payable until the closing of the initial Business Combination, without accrued interest.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated all events or transactions that occurred up to June 16, 2026, the date the financial statement was issued, except as disclosed elsewhere in the notes to the financial statement, no other subsequent events were identified that would have required adjustment or disclosure in the financial statement.

F-18